UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         July 24, 1998 (July 22, 1998)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     1-9076                13-3295276
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)         Identification No.)



      l700 East Putnam Avenue, Old Greenwich, Connecticut     06870-0811
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          (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press releases dated July 22, 1998 and July 24, 1998 are filed herewith as Exhibits 20a and 20b, respectively, and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
              --------

              20a. Press release of Registrant dated July 22, 1998. 20b. Press release of Registrant dated July 24, 1998.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FORTUNE BRANDS, INC.
                                           ---------------------
                                               (Registrant)


                                           By   C. P. Omtvedt
                                             --------------------------------
                                             C. P. Omtvedt
                                             Senior Vice President and
                                               Chief Accounting Officer



Date:  July 24, 1998

                                  EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


    20a.    Press release of Registrant dated
            July 22, 1998.

    20b.    Press release of Registrant dated
            July 24, 1998.